EXHIBIT 99.2

                     WaMu Mortgage Pass-Through Certificates
                                 Series 2005-AR6

                               Marketing Materials

                          $2,369,458,000 (Approximate)

                   Washington Mutual Mortgage Securities Corp.
                          Depositor and Master Servicer

                           Washington Mutual Bank, FA
                                    Servicer

                               WaMu Capital Corp.
                       A Washington Mutual, Inc. Company

          Preliminary Term Sheet                                                                        Date Prepared: March 28, 2005

                                            WaMu Mortgage Pass-Through Certificates, Series 2005-AR6

                                           $2,369,485,000 (Approximate, Subject to +/- 10% Variance)

                                                           Publicly Offered Certificates

                                                     Adjustable Rate Residential Mortgage Loans

                ------------- ------------------- ------------------ --------------------- -------------- -------------------- ---------------------
                                  Principal            WAL (Yrs)           Pmt Window
                                    Amount                To                 (Mths)          Interest                             Expected Ratings
                 Class (1)        (Approx.)         Call/Mat (2)       To Call/Mat (2)       Rate Type       Tranche Type            Moody's/S&P
                 ---------        ----------        -------------      ---------------       ---------       ------------            -----------
                   1-A-1A           $195,463,000                                           Variable (3)         Senior                 Aaa/AAA
                   1-A-1B            $21,718,000            Not Provided Hereby            Variable (3)       Senior Mezz              Aaa/AAA
                   2-A-1A         $1,421,675,000                                           Variable (3)         Senior                 Aaa/AAA
                   2-A-1B1          $426,128,000                                           Variable (3)       Senior Mezz              Aaa/AAA
                   2-A-1B2          $166,236,000                                           Variable (3)       Senior Mezz              Aaa/AAA
                   2-A-1C           $355,419,000                                           Variable (3)       Senior Mezz              Aaa/AAA
                     R                      $100            Not Offered Hereby                              Senior/Residual            Aaa/AAA
                     X (4)                   $[]            Not offered Hereby                               Senior IO/PO              Aaa/AAA
                    B-1             $154,854,000            Not Offered Hereby             Variable (5)       Subordinate               NR/AA
                    B-2              $40,147,000                                           Variable (5)       Subordinate               NR/A
                    B-3              $22,941,000                                           Variable (5)       Subordinate              NR/BBB
                    B-4              $27,242,000                                                              Subordinate               NR/BB
                                                              Privately Offered Certificates
                    B-5              $21,507,000                                                              Subordinate               NR/B
                    B-6              $14,341,156                                                              Subordinate               NR/NR
                   Total:         $2,369,458,000

     (1) Distributions on the Class 1-A-1A and Class 1-A-1B Certificates will be derived  primarily from a pool of conforming  balance  adjustable-rate  mortgage loans  ("Group I Mortgage  Loans").  Distributions  on the Class  2-A-1A,  Class
2-A-1B1,  Class 2-A-1B2, and Class 2-A-1C Certificates will be derived primarily from a pool of conforming and non-conforming  balance  adjustable-rate  mortgage loans ("Group II Mortgage Loans"). Distributions on the Subordinate Certificates
will be derived  from the Group I Mortgage  Loans and Group II  Mortgage  Loans.
Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

     (2) WAL and  Payment  Window  for the Class  1-A-1A,  Class  1-A-1B,  Class
2-A-1A, Class 2-A-1B1, Class 2-A-1B2, and Class 2-A-1C Certificates are shown to the Optional Call Date (as defined herein) and to Maturity.

     (3) On each Distribution Date, the Certificate  Interest Rate for the Class
1-A-1A,  Class 1-A-1B,  Class 2-A-1A,  Class 2-A-1B1,  Class 2-A-1B2,  and Class
2-A-1C  Certificates  will be equal to the least of (i) One-Month LIBOR plus the related margin (the margin doubles after the first possible Optional Call Date),
(ii) the related Net WAC Cap (as defined herein) and (iii) [10.50]%.

     (4) The Class X  Certificates  will consist of one interest only  component and two principal only  components  each related to a specific group of Mortgage
Loans.  The interest only  component  will have a notional  balance equal to the aggregate principal balance of the Mortgage Loans. The Class X Certificates will accrue  interest  on  its  notional  balance  on  each  Distribution  Date  at a
Certificate  Interest  Rate equal to the  excess,  if any,  of the (i)  weighted average Net Mortgage Rate of the Mortgage Loans for such  Distribution Date over
(ii) the product of (a) the weighted average of the annual Certificate  Interest
Rates of the Certificates  (other than the Class X Certificates),  adjusting for certificate  interest rates on the Class A Certificates  for an interest accrual period  based  on a year  consisting  of  twelve  thirty-day  months  and  (b) a fraction,  the  numerator  of which is the  aggregate  principal  balance of the
Certificates (excluding the principal balance of the principal only component of the Class X Certificates)  immediately  prior to such  Distribution Date and the denominator of which is the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such  Distribution  Date.  The  principal only components of the Class X Certificates  will each have an initial principal balance equal to zero,  which principal  balance will be increased to the extent of any Net Deferred  Interest from the related group of Mortgage Loans allocated to the  related  principal  only  component  of the  Class  X  Certificates,  as described herein.

     (5) For each Distribution Date, the Certificate Interest Rate for the Class
B-1,  Class B-2 and Class B-3  Certificates  will be equal to the  lesser of (i)
One-Month  LIBOR plus the  related  margin (in each case,  which  margin will be multiplied  by 1.5 after the first  possible  Optional  Call  Date) and (ii) the related Net WAC Cap.

The representations and covenants,  cash flows and structure with respect to the
transaction   will  comply  in  all  respects  with  Freddie  Mac's   Investment
Requirements,  January 2005 Version, as revised by negotiated  agreement between
Freddie Mac and Washington  Mutual Mortgage  Securities Corp. The transaction is anticipated to be structured as a QSPE.

     Transaction Summary:

     Depositor and Master Servicer:  Washington Mutual Mortgage Securities Corp.
("WMMSC").

     Servicer: Washington Mutual Bank, FA ("WMBFA").

     Co-Lead Managers: WaMu Capital Corp. and UBS Investment Bank

     Trustee: Deutsche Bank National Trust Company

     Rating Agencies:  It is expected that the Certificates will be rated by the rating  agencies  and assigned  the credit  ratings  described on page 2 of this
Preliminary Term Sheet.

     Cut-off Date: April 1, 2005.

     Expected Pricing Date: On or about March [30], 2005.

     Closing Date: On or about April [26], 2005.

     Distribution Date: The 25th of each month (or if such day is not a business day, the next succeeding business day), commencing in May 2005.

     Servicing Fee: [0.375]% per annum of the principal balance of each Mortgage
Loans.

     Master Servicing Fee:  [0.050]% per annum of the principal  balance of each
Mortgage Loans.

     Certificates:  The "Senior  Certificates"  will consist of the Class 1-A-1A and Class 1-A-1B  Certificates  (together,  the "Group I Certificates")  and the
Class  2-A-1A,  Class  2-A-1B1,  Class  2-A-1B2,  and Class 2-A-1C  Certificates
(collectively,  the  "Group  II  Certificates")  and  the  Class  X and  Class R
Certificates.  The  Group I  Certificates  and the  Group  II  Certificates  are
collectively known as the "Class A Certificates". The "Subordinate Certificates"
will consist of the Class B-1,  Class B-2,  Class B-3,  Class B-4, Class B-5 and
Class B-6 Certificates. The Senior Certificates and the Subordinate Certificates
are  collectively  referred  to  herein  as  the  "Certificates."  The  Class  A
Certificates are being offered herein and are referred to herein as the "Offered
Certificates").

     Accrued  Interest:  The price to be paid by  investors  for the Class A and
Subordinate  Certificates will not include accrued interest (settling flat). The price to be paid by  investors  for the Class X  Certificates  will include [25]
days of accrued interest.

     Interest  Accrual  Period:  The  interest  accrual  period  for the Class A
Certificates for a given Distribution Date will be the period beginning the 25th day of the month immediately  preceding the month during which such Distribution
Date occurs (or, in the case of the first  Distribution  Date, the Closing Date)
and  ending on the 24th day of the month  during  which such  Distribution  Date occurs (on an actual/360 basis). The interest accrual period for the Subordinate
Certificates for a given Distribution Date will be the period beginning the 25th day of the month immediately  preceding the month during which Distribution Date occurs (or, in the case of the first  Distribution  Date,  the Closing Date) and ending on the 24th day of the month during which such  Distribution  Date occurs
(on a 30/360  basis).  The interest  accrual period for the Class X Certificates will be on the  calendar  month  prior  to such  Distribution  Date (on a 30/360 basis).

     Registration: The Offered Certificates will be made available in book-entry form through DTC. It is anticipated that the Offered  Certificates  will also be made  available in  book-entry  form  through  Clearstream,  Luxembourg  and the
Euroclear System.

     Federal Tax Treatment: It is anticipated that the Offered Certificates will be treated as REMIC regular interests for federal tax income purposes. The Class
R Certificate will be treated as a REMIC residual interest for tax purposes.

     ERISA  Eligibility:  The  Offered  Certificates  are  expected  to be ERISA eligible.  Prospective investors should review with their legal advisors whether the  purchase  and  holding  of the  Offered  Certificates  could give rise to a transaction  prohibited or not otherwise  permissible  under ERISA, the Internal
Revenue Code or other similar laws.  The Class R Certificate  is not expected to be ERISA eligible.

     SMMEA  Treatment:  The  Class A,  Class X and Class  B-1  Certificates  are
expected to constitute  "mortgage related securities" for purposes of SMMEA. The
Class B-2, Class B-3, Class B-4, Class B-5, and Class B-6 Certificates  will not constitute "mortgage related securities" for purposes of SMMEA.

     Optional Termination:  The terms of the transaction allow for a termination of the Certificates which may be exercised once the aggregate  principal balance of the Mortgage Loans is equal to or less than [10]% of the aggregate  principal balance of the Mortgage Loans as of the Cut-off Date (the "Optional Call Date").

     Pricing  Prepayment  Speed:  The Offered  Certificates  will be priced to a prepayment speed of [25]% CPR.

     Mortgage Loans: As of March 1, 2005, the aggregate principal balance of the mortgage loans described herein is approximately  $2,867,671,256,  of which: (i)
approximately  $[240,778,063] consisted of a pool of conforming balance mortgage loans (the  "Group I Mortgage  Loans") and (ii)  approximately  $[2,626,893,193]
consisted of a pool of conforming and non-conforming balance mortgage loans (the
"Group  II  Mortgage  Loans"  together  with the  Group I  Mortgage  Loans,  the
"Mortgage Loans"). The Mortgage Loans consist of conventional,  adjustable rate, first lien  residential  mortgage  loans with original  terms to maturity of not more  than 15, 30 or 40 years.  All the  Mortgage  Loans  accrue  interest  at a mortgage rate which adjusts monthly (after an initial fixed rate period of 1, 2, or 3 months)  based upon an Index  rate of the  12-month  moving  average of the monthly  yield on United  States  treasury  securities  adjusted  to a  constant maturity of one year (the "MTA").  After the initial fixed interest rate period, the interest rate for each Mortgage Loan will adjust monthly to equal the sum of the related  Index and the gross  margin.  As of the Cut-off  Date,  none of the
Mortgage Loans were still in their fixed rate period. None of the Mortgage Loans are subject to a periodic  rate  adjustment  cap. All of the Mortgage  Loans are subject to a maximum mortgage rate.

     For all of the  Mortgage  Loans,  the  minimum  monthly  payment  amount is subject to adjustment  on a date  specified in the mortgage note and annually on the same date  thereafter,  subject to the conditions that (i) the amount of the monthly  payment  will not  increase  or decrease by an amount that is more than
7.50% of the current monthly  payment,  (ii) as of the fifth  anniversary of the first due date and on the same day every  five  years  thereafter,  the  monthly payment will be recast  without regard to the limitation in clause (i) above and
(iii) if the unpaid principal balance exceeds a percentage (either 110% or 125%)
of the  original  principal  balance due to  deferred  interest  (the  "Negative
Amortization  Limit"),  the monthly payment will be recast without regard to the limitation  in clause (i) to amortize  fully the then unpaid  principal  balance over the remaining term to maturity.

     Negative  amortization  on a  Mortgage  Loan will  occur  when the  monthly payment  made by the  borrower  is less than  interest  accrued  at the  current mortgage  rate on the  unpaid  principal  balance  of the  Mortgage  Loan  (such deficiency,  "Deferred Interest").  The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

     Credit Enhancement:  Senior/subordinate,  shifting interest structure.  The credit  enhancement  information  shown below is subject to final rating  agency approval.

     Credit  enhancement  for  the  Class A  Certificates  will  consist  of the subordination  of the Class B-1,  Class B-2, Class B-3, Class B-4, Class B-5 and
Class B-6 Certificates, initially [9.80]% total subordination.

     Shifting  Interest:  Until  the first  Distribution  Date  occurring  after
[April] 2015, the  Subordinate  Certificates  will be locked out from receipt of unscheduled principal (net of Deferred Interest) (unless the Class A and Class X
Certificates  are paid down to zero or the credit  enhancement  provided  by the
Subordinate  Certificates  has doubled  prior to such date as described  below).
After such time and  subject to standard  collateral  performance  triggers  (as described in the  prospectus  supplement),  the  Subordinate  Certificates  will receive their  increasing  portions of  unscheduled  principal  (net of Deferred
Interest).

     The prepayment percentages on the Subordinate Certificates are as follows:

                  Periods:                  Unscheduled Principal Payments (%)
                  --------                  ----------------------------------
                  [May 2005 - April 2015    0% Pro Rata Share
                  May 2015 - April 2016     30% Pro Rata Share
                  May 2016 - April 2017     40% Pro Rata Share
                  May 2017 - April 2018     60% Pro Rata Share
                  May 2018 - April 2019     80% Pro Rata Share
                  May 2019 and after]       100% Pro Rata Share

     Notwithstanding  the foregoing,  if the credit enhancement  provided by the
Subordinate   Certificates   doubles  from  the  initial   credit   enhancement,
unscheduled  principal  payments (net of Deferred  Interest) will be paid to the
Class A Certificates, Class X Certificates and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement). However, if the credit  enhancement  provided by the  Subordinate  Certificates  has doubled
(subject to the performance  triggers  described in the prospectus  supplement),
(i) prior to the Distribution  Date in [May] 2008, the Subordinate  Certificates
will be  entitled  to 50% of their  pro  rata  share  of  unscheduled  principal payments (net of Deferred Interest) or (ii) on or after the Distribution Date in
[May] 2008, the Subordinate  Certificates  will be entitled to 100% of their pro rata share of unscheduled principal payments (net of Deferred Interest).

     In the event the current senior percentage  (aggregate principal balance of the Class A and Class X Certificates, divided by the aggregate principal balance of the Certificates) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior  Certificates as of the Closing Date, divided by the aggregate principal balance of the Certificates as of the Cut-off Date), the
Class A and Class X Certificates  will receive all unscheduled  prepayments (net of Deferred Interest) for the Mortgage Loans.

     Net Mortgage  Rate:  The "Net Mortgage  Rate" with respect to each Mortgage
Loan is equal to the mortgage  rate less the  servicing  fee rate and the master servicing fee rate.

     Net WAC Cap: The "Net WAC Cap" for the Class A Certificates is equal to the weighted  average  of the Net  Mortgage  Rates of the  related  Mortgage  Loans, adjusted on an actual/360 basis.

     The "Net WAC Cap" for the Subordinate Certificates is equal to the weighted average of (x) the  weighted  average of the Net  Mortgage  Rates of the Group I
Mortgage  Loans and (y) the weighted  average of the Net  Mortgage  Rates of the
Group II Mortgage Loans, in each case weighted by the related group  subordinate amount..

     Carryover  Shortfall Amount:  If on any Distribution  Date, one month LIBOR plus the related margin for the Class A Certificates is greater than the Net WAC
Cap,  then such Class will be entitled to the payment of an amount  equal to the sum of (i) the excess of (a)  interest  accrued at the lesser of one month LIBOR plus the related  margin for such Class and [10.50]%  (without  giving effect to the related  Net WAC Cap) over (b) the amount of interest  accrued on such Class based on the related  certificate  rate and (ii) the unpaid  portion of any such excess  from  previous  Distribution  Dates  (and any  interest  thereon  at the
Certificate  Interest Rate for such Class  without  giving effect to the related
Net WAC  Cap)  (together,  the  "Carryover  Shortfall  Amount").  The  Carryover
Shortfall  Amount for the Class A Certificates  will be paid,  pro rata,  first, from payments made pursuant to the Yield Maintenance Agreement,  and, second, to the  extent of  interest  otherwise  distributable  to the Class X  Certificates
(after the  reduction  due to Net  Deferred  Interest  allocable  to the Class X
Certificates).

     Adjusted Cap Rate:  The "Adjusted Cap Rate" for any  Distribution  Date and
any  class of Class A  Certificates  is a rate,  expressed  as a  fraction,  the numerator  of which  is  equal to the  product  of (i) the  amount  of  interest distributions  accrued  on the  related  Group I or Group II  Mortgage  Loans as applicable on the basis of the weighted  average Net Mortgage Rate for such Loan
Group,  less the related Net Deferred  Interest for such Loan Group and (ii) 12, and the denominator of which is the aggregate  principal  balance of the related
Group I or Group II Mortgage Loans as applicable prior to such Distribution Date multiplied by a ratio, the numerator of which is 30 and the denominator of which is the actual number of days in the related interest period.

     The  "Adjusted  Cap Rate"  for any  Distribution  Date and the  Subordinate
Certificates  is  equal  to the Net WAC  Cap for the  Subordinate  Certificates,
computed for this purpose by first reducing (A) the weighted  average of the Net
Mortgage  Rates of the Group I Mortgage  Loans by a per annum rate equal to: (i)
the product of (a) the Net Deferred  Interest for the Group I Mortgage Loans for
such  Distribution  Date,  and (b) 12,  divided by (ii) the aggregate  principal balance of the Group I Mortgage  Loans as of the first day of the month prior to such  Distribution  Date  after  giving  effect to  payments  due on the Group I
Mortgage  Loans on such day and (B) the  weighted  average  of the Net  Mortgage
Rates of the Group II  Mortgage  Loans by a per  annum  rate  equal to:  (i) the product of (a) the Net  Deferred  Interest  for the Group II Mortgage  Loans for
such  Distribution  Date,  and (b) 12,  divided by (ii) the aggregate  principal balance of the Group II Mortgage Loans as of the first day of the month prior to such  Distribution  Date after  giving  effect to  payments  due on the Group II
Mortgage Loans on such day.

     The  "Adjusted  Cap  Rate"  for  any  Distribution  Date  and  the  Class X
Certificates  shall  equal  the  certificate  interest  rate  for  the  Class  X
Certificates, computed for this purpose by (i) reducing the weighted average Net
Mortgage Rate of the Mortgage Loans by a per annum rate equal to the quotient of
(a) the Net Deferred  Interest on the Mortgage Loans for such  Distribution Date multiplied by 12, divided by (b) the aggregate principal balance of the Mortgage
Loans as of the first day of the month  prior to such  Distribution  Date  after giving  effect to  payments  due on the  Mortgage  Loans on such  day,  and (ii)
computing the weighted average of the pass-through  rates of the Certificates by substituting  "Adjusted  Cap  Rate"  for  "Net  WAC  Cap" in the  definition  of pass-through rate for each of the class of certificates.

     Deferred Interest:  The Mortgage Loans may experience negative amortization when the interest  accrued on a Mortgage Loan exceeds the monthly payment due on such Mortgage  Loan.  Such excess is deferred and added to the unpaid  principal balance of such Mortgage Loan ("Deferred Interest").

     Net Deferred  Interest:  For each group of Mortgage Loans the "Net Deferred
Interest" is the greater of (a) the excess of Deferred Interest over unscheduled principal  payments,  in each case for the related Mortgage Loans, and (b) zero.
The  amount of  current  interest  on the  Certificates  will be  reduced by the related Net  Deferred  Interest,  if any, to the extent of the amount of current accrued  interest  distributable  on such  Certificate(s)  and such reduction in current  interest  distributable  to such  Certificate(s)  will be  added to the principal balance of the related Certificate(s) as described below.

     For any  Distribution  Date, Net Deferred  Interest will be allocated among the Certificates in proportion to the excess, if any, for each such class of (i)
the current  interest  accrued at the applicable  Certificate  Interest Rate for such class, over (ii) the amount of current interest that would have accrued had the  Certificate  Interest Rate for such class equaled the related  Adjusted Cap
Rate for such class and Distribution Date.

     Yield  Maintenance  Agreement:  On the Closing Date, the Trustee will enter into two separate Yield Maintenance Agreements, the Group I YMA and the Group II
YMA, with a  counterparty  (the  "Counterparty")  for the benefit of each of the
Group I  Certificates  and Group II  Certificates.  The notional  balance of the
Yield  Maintenance  Agreements and the strike rates are in the tables below. The payment  pursuant to the YMA for the Group I  Certificates  will be based on the lesser of the Group I YMA scheduled  notional  balance and the actual  aggregate principal  balance of the Group I Certificates.  The payment pursuant to the YMA for the  Group II  Certificates  will be  based on the less of the  Group II YMA scheduled  notional  balance and the actual aggregate  principal  balance of the
Group II  Certificates.  The  Counterparty  will be  obligated  to make  monthly payments to the Trustee when one-month LIBOR exceeds the specified  strike rate.
Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds  [10.25%] in the case of the Group I YMA and  [10.27%] in the case of the Group II YMA. The Yield  Maintenance  Agreements  will  terminate  after the
Distribution  Date in [October 2013]. Any payments received from the Group I YMA will be used to pay Carryover Shortfall Amounts on the Group I Certificates, pro
rata. Any payments  received from the Group II YMA will be used to pay Carryover
Shortfall Amounts on the Group II Certificates, pro rata.

                -----------------------------------------------------------------------------------------------------------------------------------------
                                                               Yield Maintenance Agreement Schedule and Strike Rates
                                                                        For Group I Certificates
                -----------------------------------------------------------------------------------------------------------------------------------------
                            Notional     Cap                  Notional        Cap                Notional                          Notional       Cap
                               Bal       Strike                 Bal         Strike                Bal         Cap                  Bal           Strike
                 Period        ($)          (%)     Period       ($)          (%)     Period       ($)       Strike (%)  Period    ($)            (%)
                --------- -------------- ---------- ------- -------------- ---------- ------- -------------- ----------- ------- ------------- ----------
                     1           N/A          N/A       27    115,373,926    9.23556      53    63,402,535     8.92763       79    33,768,289    8.92763
                     2      211,205,084    8.92764      28    112,459,469    8.92764      54    62,044,541     9.23555       80    32,938,721    9.23555
                     3      206,365,992    9.23557      29    109,608,182   8.92764       55    60,713,670     8.92763       81    32,129,266    8.92763
                     4      201,630,280    8.92764      30    106,818,660   9.23556       56    59,403,500     9.23555       82    31,339,440    8.92762
                     5      196,995,674    8.92764      31    104,088,698   8.92764       57    58,115,702     8.92763       83    30,568,772    9.56470
                     6      192,459,952    9.23556      32    101,415,364   9.23556       58    56,831,088     8.92763       84    29,816,800    8.92762
                     7      188,019,663    8.92764      33    98,798,024    8.92764       59    55,443,619     9.91738       85    29,083,075    9.23554
                     8      183,670,236    9.23556      34    96,230,375    8.92764       60    54,089,660     8.92763       86    28,367,158    8.92762
                     9      179,410,639    8.92764      35    93,933,054    9.56471       61    52,768,406     9.23555       87    27,668,620    9.23554
                     10     175,231,108    8.92764      36    91,688,746    8.92763       62    51,479,073     8.92763       88    26,987,043    8.92762
                     11     171,085,486    9.91739      37    89,496,231    9.23556       63    50,220,895     9.23555       89    26,322,018    8.92762
                     12     167,029,287    8.92764      38    87,596,540    8.92763       64    48,993,125     8.92763       90    25,673,149    9.23554
                     13     163,060,532    9.23556      39    85,738,418    9.23555       65    47,795,031     8.92763       91    25,040,044    8.92762
                     14     159,177,283    8.92764      40    83,920,933    8.92763       66    46,625,904     9.23555       92    24,422,326    9.23554
                     15     155,377,648    9.23556      41    82,143,175    8.92763       67    45,485,046     8.92763       93    23,819,622    8.92762
                     16     151,659,775    8.92764      42    80,404,256    9.23555       68    44,371,780     9.23555       94    23,231,573    8.92762
                     17     148,021,857    8.92764      43    78,702,772    8.92763       69    43,285,443     8.92763       95    22,657,824    9.91736
                     18     144,462,126    9.23556      44    77,036,852    9.23555       70    42,225,389     8.92763       96    22,098,031    8.92762
                     19     140,977,825    8.92764      45    75,406,102    8.92763       71    41,190,986     9.91737       97    21,551,858    9.23554
                     20     137,565,290    9.23556      46    73,806,482    8.92763       72    40,181,618     8.92763       98    21,018,977    8.92762
                     21     134,223,713    8.92764      47    72,218,752    9.91738       73    39,196,684     9.23555       99    20,499,067    9.23554
                     22     130,945,250    8.92764      48    70,666,130    8.92763       74    38,235,598     8.92763      100    19,991,816    8.92762
                     23     127,692,704    9.91739      49    69,147,824    9.23555       75    37,297,785     9.23555      101    19,496,918    8.92762
                     24     124,510,856    8.92764      50    67,663,060    8.92763       76    36,382,687     8.92763      102    19,014,075    9.23554
                     25     121,398,131    9.23556      51    66,211,080     9.23555      77    35,489,758     8.92763      103         0        0.00000
                     26     118,352,989    8.92764      52    64,791,146     8.92763      78    34,618,466     9.23555

                -----------------------------------------------------------------------------------------------------------------------------------------
                                                               Yield Maintenance Agreement Schedule and Strike Rates
                                                                        For Group II Certificates
                -----------------------------------------------------------------------------------------------------------------------------------------
                            Notional     Cap                  Notional        Cap                Notional                          Notional       Cap
                               Bal       Strike                 Bal         Strike                Bal         Cap                  Bal           Strike
                 Period        ($)          (%)     Period       ($)          (%)     Period       ($)       Strike (%)  Period    ($)            (%)
                --------- --------------- --------- ------- --------------- --------- ------- -------------- ----------- ------- ------------- ----------
                     1           N/A          N/A       27    1,260,895,258   9.20174     53     694,324,653   8.89361       79    370,409,688   8.89362
                     2      2,304,254,810   8.89362     28    1,229,131,386   8.89362     54     679,497,143   9.20173       80    361,313,966   9.20174
                     3      2,251,565,895   9.20174     29    1,198,054,625   8.89362     55     664,975,644   8.89361       81    352,438,711   8.89362
                     4      2,200,000,749   8.89362     30    1,167,649,223   9.20174     56     650,703,328   9.20173       82    343,778,622   8.89361
                     5      2,149,534,682   8.89362     31    1,137,894,910   8.89362     57     636,659,256   8.89361       83    335,328,525   9.53110
                     6      2,100,142,809   9.20174     32    1,108,763,136   9.20174     58     622,733,617   8.89362       84    327,083,371   8.89361
                     7      2,051,793,302   8.89362     33    1,080,235,929   8.89362     59     607,944,774   9.88401       85    319,038,229   9.20173
                     8      2,004,441,606   9.20174     34    1,052,272,052   8.89362     60     593,189,159   8.89362       86    311,188,290   8.89361
                     9      1,958,059,448   8.89362     35    1,027,319,215   9.53111     61     578,721,044   9.20175       87    303,528,857   9.20173
                     10     1,912,582,775   8.89362     36    1,002,866,052   8.89362     62     564,585,877   8.89362       88    296,055,346   8.89361
                     11     1,867,597,462   9.88401     37     978,959,954    9.20174     63     550,792,186   9.20175       89    288,763,283   8.89361
                     12     1,823,453,116   8.89362     38     958,236,288    8.89361     64     537,331,779   8.89362       90    281,648,302   9.20173
                     13     1,780,231,443   9.20174     39     937,965,128    9.20173     65     524,196,658   8.89362       91    274,706,140   8.89361
                     14     1,737,932,774   8.89362     40     918,136,352    8.89361     66     511,379,019   9.20174       92    267,932,636   9.20173
                     15     1,696,543,248   9.20174     41     898,740,069    8.89361     67     498,871,241   8.89362       93    261,323,731   8.89361
                     16     1,656,042,774   8.89362     42     879,766,296    9.20173     68     486,665,888   9.20174       94    254,875,459   8.89361
                     17     1,616,411,709   8.89362     43     861,202,144    8.89361     69     474,755,701   8.89362       95    248,583,953   9.88399
                     18     1,577,630,253   9.20174     44     843,029,401    9.20173     70     463,133,592   8.89362       96    242,445,436   8.89361
                     19     1,539,672,997   8.89362     45     825,236,653    8.89361     71     451,792,646   9.88401       97    236,456,223   9.20173
                     20     1,502,504,273   9.20174     46     807,797,526    8.89361     72     440,726,111   8.89362       98    230,612,717   8.89360
                     21     1,466,101,535   8.89362     47     790,539,379    9.88400     73     429,927,397   9.20174       99    224,911,406   9.20172
                     22     1,430,413,383   8.89362     48     773,608,662    8.89361     74     419,390,071   8.89362      100    219,348,863   8.89360
                     23     1,395,106,225   9.88401     49     757,039,883    9.20173     75     409,107,855   9.20174      101    213,921,743   8.89360
                     24     1,360,462,114   8.89362     50     740,833,550    8.89361     76     399,074,620   8.89362      102    208,626,781   9.20172
                     25     1,326,547,159   9.20174     51     724,984,231    9.20173     77     389,284,383   8.89362      103         0        0.00000
                     26     1,293,361,857   8.89362     52     709,483,887    8.89361     78     379,731,305   9.20174

     Allocation of Realized  Losses:  Any realized  losses on the Mortgage Loans will be allocated as follows: first, to the Subordinate  Certificates in reverse order of their numerical Class  designations,  in each case until the respective class  principal  balance  has been  reduced  to  zero;  second,  to the  Senior
Certificates  (other than  Interest  Component of the Class X  Certificates)  as follows:

     (a) any  realized  losses  remaining  on the Group I Mortgage  Loans to the
Class  1-A-1A  and Class  1-A-1B  Certificates  and the group I  principal  only component  of the Class X  Certificates,  on a pro-rata  basis until the related class principal balance or component principal balance has been reduced to zero, provided  however,  that the Class 1-A-1A  Certificates'  pro rata allocation of realized losses will first be allocated to the Class 1-A-1B  Certificates  until its class principal balance has been reduced to zero.

     (b) any realized  losses  remaining  on the Group II Mortgage  Loans to the
Class 2-A-1A,  Class 2-A-1B1,  Class 2-A-1B2,  and Class 2-A-1C Certificates and
the group II principal only component of the Class X Certificates, on a pro-rata basis until the related class principal  balance or component  principal balance has been  reduced  to zero,  provided  however,  that the  Class  2-A-1A,  Class
2-A-1B1,  Class 2-A-1B2, and Class 2-A-1C  Certificates'  pro-rata allocation of realized losses will be allocated in the manner below:

     a. the Class 2-A-1A  Certificates'  pro rata  allocation of realized losses will  first be  allocated  pro  rata to the  Class  2-A-1B1  and  Class  2-A-1B2
Certificates  until their class  principal  balances  have been reduced to zero;
subject to, b. the aggregate pro rata allocation of realized losses of the Class
2-A-1B1 and Class 2-A-1B2  Certificates  be allocated  first to the Class 2-A-1C
Certificates until its class principal balance is equal to zero.

     Certificates  Priority of Distributions:  Available funds from the Mortgage
Loans will be distributed in the following order of priority:

     1) Senior  Certificates,  accrued  and unpaid  interest,  pro rata,  at the related  Certificate  Interest Rate, from the related Mortgage Loans,  provided, however,  that any interest otherwise  distributable with respect to the Class X
Certificate will be reduced to the extent needed to pay any Carryover  Shortfall
Amount below (after giving effect to any Net Deferred  Interest amount allocated to the interest only component of the Class X Certificates);

     2) Class R Certificates,  principal from the Group I Mortgage Loans,  until the principal balance of such class has been reduced to zero;

     3) Class A Certificates, principal, concurrently:

     (a) From the Group I Mortgage Loans principal, sequentially:

     (I) Concurrently, paid pro rata:

     i. To the  Class  1-A-1A  Certificates,  principal  until  its  certificate principal balance is reduced to zero;

     ii. To the  Class  1-A-1B  Certificates,  principal  until its  certificate principal balance is reduced to zero;

     (II) To the group I principal only component of the Class X Certificates;

     (b) From the Group II Mortgage Loans, principal, sequentially:

     (I) Concurrently, paid pro rata:

     i. To the  Class  2-A-1A  Certificates,  principal  until  its  certificate principal balance is reduced to zero;

     ii. To the Class 2-A-1B1 and Class 2-A-1B2 Certificates,  sequentially,  in that order, principal, until their certificate principal balances are reduced to zero;

     iii. To the Class  2-A-1C  Certificates,  principal  until its  certificate principal balance is reduced to zero; and

     (II) To the group II principal only component of the Class X Certificates;

     4) Class A  Certificates,  to pay the  Carryover  Shortfall  Amount  (after giving  effect to  payments  received  under the YMA),  if any, to the extent of interest distributable to the Class X Certificates;

     5) Class B-1  Certificates,  accrued  and unpaid  interest at the Class B-1
Certificate Interest Rate;

     6) Class B-1 Certificates, principal allocable to such Class;

     7) Class B-2  Certificates,  accrued  and unpaid  interest at the Class B-2
Certificate Interest Rate;

     8) Class B-2 Certificates, principal allocable to such Class;

     9) Class B-3  Certificates,  accrued  and unpaid  interest at the Class B-3
Certificate Interest Rate;

     10) Class B-3 Certificates, principal allocable to such Class;

     11) Class B-4, Class B-5 and Class B-6  Certificates,  in sequential order, accrued and unpaid interest at the related  Certificate  Interest Rate and their respective share of principal allocable to such Classes;

     12) Class R Certificate, any remaining amount.

                       COMPUTATIONAL MATERIALS DISCLAIMER

     The attached  tables and other  statistical  analyses  (the  "Computational
Materials")  have been prepared and  furnished to you by WaMu Capital Corp.  The issuer  of the  securities  did not  participate  in the  preparation  of  these
Computational  Materials  and the issuer has not  independently  verified  their accuracy or completeness.

     Numerous  assumptions were used in preparing the  Computational  Materials, which may or may not be reflected therein. As such, no assurance can be given as to the Computational  Materials'  appropriateness in any particular context, nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These
Computational  Materials  should  not be  construed  as  either  projections  or predictions or as legal, tax, financial or accounting advice.

     Any weighted average lives,  yields and principal  payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields  and  principal  payment  periods.  In  addition,  it  is  possible  that prepayments on the  underlying  assets will occur at rates slower or faster than the rates shown in the attached  Computational  Materials.  Furthermore,  unless otherwise  provided,  the  Computational  Materials  assume  no  losses  on  the underlying assets and no interest shortfall. The specific characteristics of the securities  may differ from those shown in the  Computational  Materials  due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational  Materials.  The principal amount and designation of any security described in the Computational Materials are subject to  change  prior to  issuance.  Neither  [name of  underwriter]  nor any of its affiliates makes any  representation or warranty as to the actual rate or timing of  payments  on any of the  underlying  assets or the  payments or yield on the securities.

     Prospectus  investors in the securities should read the relevant  documents filed, or to be filed, with the Securities and Exchange  Commission because they contain important information.  Such documents may be obtained without charge at the  Securities  and  Exchange  Commission's  website.  Although a  registration statement  (including the Base Prospectus)  relating to the securities discussed in this communication has been filed with Securities and Exchange Commission and is  effective,  the  final  prospectus  supplement  relating  to the  securities discussed in this  communication  has not yet been filed with the Securities and
Exchange  Commission.  The  Computational  Materials  do not  include all of the information  required to be included in the final  prospectus  supplement.  Once available,  a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. Trading Desk at 206-554-2420.

     This   communication   shall  not  constitute  an  offer  to  sell  or  the
solicitation  of an offer to buy nor shall there be any sale of the  securities, discussed in this  communication in any state in which such offer,  solicitation or sale  would  be  unlawful  prior to  registration  or  qualification  of such securities under the securities laws of any such state.

     Please be advised that the securities herein may not be appropriate for all investors.  Potential  investors must be willing to assume,  among other things, market  price  volatility,  prepayment,  yield  curve and  interest  rate risks.
Investors should make every effort to consider the risks of these securities.

     If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

The  information  contained  herein  has  been  prepared  solely  for the use of addressee  and  has not  been  independently  verified  by  WaMu  Capital  Corp.
Accordingly,  WaMu Capital Corp. makes no express or implied  representations or warranties  of any kind and  expressly  disclaims  all  liability for any use or misuse of the contents hereof.  WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the
Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                   Tables

                  Class 2-A-1A to Optional Call Date
                  ------------------------------------------------------------------------------------------------
                  Par Price                       12% CPR      15% CPR       25% CPR      30% CPR      40% CPR
                  ------------------------------------------------------------------------------------------------

                  WAL (yr)                         5.67         4.64          2.77         2.25          1.58
                  MDUR (yr)                        4.93         4.13          2.58         2.12          1.52
                  First Prin Pay                    1             1            1             1            1
                  Last Prin Pay                    181           150           92           75            54
                  ------------------------------------------------------------------------------------------------

                  Class 2-A-1A to Maturity Date
                  ------------------------------------------------------------------------------------------------
                  Par Price                       12% CPR      15% CPR       25% CPR      30% CPR      40% CPR
                  ------------------------------------------------------------------------------------------------

                  WAL (yr)                         6.08         5.03          3.03         2.46          1.72
                  MDUR (yr)                        5.16         4.37          2.77         2.29          1.63
                  First Prin Pay                    1             1            1             1            1
                  Last Prin Pay                    480           480          480           479          465
                  ------------------------------------------------------------------------------------------------

                  Class 2-A-1B1 to Optional Call Date
                  ------------------------------------------------------------------------------------------------
                  Par Price                       12% CPR      15% CPR       25% CPR      30% CPR      40% CPR
                  ------------------------------------------------------------------------------------------------

                  WAL (yr)                         3.13         2.54          1.50         1.22          0.88
                  MDUR (yr)                        2.92         2.40          1.45         1.19          0.86
                  First Prin Pay                    1             1            1             1            1
                  Last Prin Pay                     94           77            45           36            26
                  ------------------------------------------------------------------------------------------------

                  Class 2-A-1B1 to Maturity Date
                  ------------------------------------------------------------------------------------------------
                  Par Price                       12% CPR      15% CPR       25% CPR      30% CPR      40% CPR
                  ------------------------------------------------------------------------------------------------

                  WAL (yr)                         3.13         2.54          1.50         1.22          0.88
                  MDUR (yr)                        2.92         2.40          1.45         1.19          0.88
                  First Prin Pay                    1             1            1             1            1
                  Last Prin Pay                     94           77            45           36            26
                  ------------------------------------------------------------------------------------------------

                                                                         Tables

                  Class 2-A-1B2 to Optional Call Date
                  ------------------------------------------------------------------------------------------------
                  Par Price                       12% CPR      15% CPR       25% CPR      30% CPR      40% CPR
                  ------------------------------------------------------------------------------------------------

                  WAL (yr)                        12.17         10.03         6.03         4.87          3.40
                  MDUR (yr)                        9.98         8.51          5.45         4.48          3.21
                  First Prin Pay                    94           77            45           36            26
                  Last Prin Pay                    181           150           92           75            54
                  ------------------------------------------------------------------------------------------------

                  Class 2-A-1B2 to Maturity Date
                  ------------------------------------------------------------------------------------------------
                  Par Price                       12% CPR      15% CPR       25% CPR      30% CPR      40% CPR
                  ------------------------------------------------------------------------------------------------

                  WAL (yr)                        13.65         11.43         6.96         5.63          3.89
                  MDUR (yr)                       10.80         9.34          6.12         5.06          3.61
                  First Prin Pay                    94           77            45           36            26
                  Last Prin Pay                    480           480          480           479          464
                  ------------------------------------------------------------------------------------------------

                  Class 2-A-1C to Optional Call Date
                  ------------------------------------------------------------------------------------------------
                  Par Price                       12% CPR      15% CPR       25% CPR      30% CPR      40% CPR
                  ------------------------------------------------------------------------------------------------

                  WAL (yr)                         5.67         4.64          2.77         2.25          1.58
                  MDUR (yr)                        4.92         4.13          2.58         2.12          1.52
                  First Prin Pay                    1             1            1             1            1
                  Last Prin Pay                    181           150           92           75            54
                  ------------------------------------------------------------------------------------------------

                  Class 2-A-1C to Maturity Date
                  ------------------------------------------------------------------------------------------------
                  Par Price                       12% CPR      15% CPR       25% CPR      30% CPR      40% CPR
                  ------------------------------------------------------------------------------------------------

                  WAL (yr)                         6.08         5.03          3.03         2.46          1.72
                  MDUR (yr)                        5.16         4.37         2..77         2.28          1.63
                  First Prin Pay                    1             1            1             1            1
                  Last Prin Pay                    480           480          480           479          464
                  ------------------------------------------------------------------------------------------------

                           Effective Net WAC Cap(1)(2)

     The  Effective  Net WAC Cap for the Class A  Certificates  will be equal to approximately  [10.50]% for every  Distribution  Date thereafter until the first possible Optional Call Date.

     (1) Assumes MTA and  One-Month  LIBOR  increase  instantaneously  to 20.00%
beginning on the second Distribution Date and the cashflows are run to the first possible  Optional  Call  Date at the  pricing  prepayment  speed.

     (2) Assumes  proceeds  from the related  Yield  Maintenance  Agreement  are included.